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                                                                    EXHIBIT 99.5

                                                                  EXECUTION COPY

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

               AMENDMENT dated as of December 3, 1998 to the Revolving Credit Agreement dated as of January 29, 1997 (as amended as of October 16, 1998, the "CREDIT AGREEMENT") among MARTIN MARIETTA MATERIALS, INC. (the "BORROWER"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                                  WITNESSETH:

               WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

               NOW, THEREFORE, the parties hereto agree as follows:

               SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

               SECTION 2. Amendment. The figure of "$100,000,000" in Section 5.11(f)(ii) is changed to "$150,000,000".

               SECTION 3. Representations of Borrower. The Borrower hereby represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

               SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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               SECTION, 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   MARTIN MARIETTA MATERIALS, INC.

                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   FIRST UNION NATIONAL BANK

                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   WACHOVIA BANK, N.A.

                                   By:
                                       -----------------------------
                                       Name:
                                       Title:




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                                   BANK OF MONTREAL

                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   NATIONSBANK, N.A.

                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

                                   By:
                                       -----------------------------
                                       Name:
                                       Title: